UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 14, 2013

CANNAVEST CORP.
(Exact name of registrant as specified in its charter)

Texas (State or other jurisdiction of incorporation)	333-173215 (Commission File Number)	32-0326395 (I.R.S. Employer Identification No.)

2688 South Rainbow Avenue, Suite B
Las Vegas, Nevada 89146
(Address of principal executive offices)

(866) 290-2157
(Registrant’s telephone number, including area code)

Foreclosure Solutions, Inc.
4660 La Jolla Village Drive, Suite 500
San Diego, California 92122
(Registrant’s former name, address and telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d)           On March 14, 2013, the Board of Directors of CannaVEST Corp. (the “Company”), pursuant to applicable provisions of the Company’s Bylaws, voted to increase the size of the Board of Directors from one (1) person to four (4) persons, and appointed Bart P. Mackay, Theodore R. Sobieski and Edward A. Wilson to fill the newly created vacancies on the Board of Directors and serve as directors of the Company, effective March 15, 2013.  Pursuant to the Company’s Bylaws, Messrs. Mackay, Sobieski and Wilson shall hold office until the next election of directors by the shareholders of the Company.

Edward A. Wilson is a Director and President of Wilson & Company, a professional certified public accounting firm in Las Vegas, Nevada. Mr. Wilson is a member of the American Institute of Certified Public Accountants and the Nevada Society of CPAs, and is a President’s Associate for the University of Nevada, Reno. Mr. Wilson began his accounting career with Price Waterhouse in San Francisco, California.

Theodore R. Sobieski recently retired from Morgan Stanley after more than 25 years with the firm. His title was Senior Vice President-Wealth Management, Financial Planning Specialist, Financial Advisor.

Bart P. Mackay, is an attorney licensed since 1984 with emphasis in corporate finance, technology and entrepreneurial legal matters. Mr. Mackay has extensive experience in establishing and developing new enterprises both from management and operational aspects, including the formation and growth of several of his own ventures.

There are no arrangements or understandings between any of Messrs. Mackay, Sobieski or Wilson and any other person pursuant to which either of them were selected as a director of the Company.

None of Messrs. Mackay, Sobieski or Wilson has been a participant in, nor is to to be a participant in, any related-person transaction or proposed related-person transaction required to be disclosed by Item 404(a) of Regulation S-K under the Securities Exchange Act of 1934, as amended. There are no plans, contracts or arrangements or amendments to any plans, contracts or arrangements entered into with any of Messrs. Mackay, Sobieski or Wilson in connection with his election to the Board of Directors, nor are there any grants or awards made to any of Messrs. Mackay, Sobieski or Wilson in connection therewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CANNAVEST CORP.

Date: March 19, 2013	By:	/s/ Michael Mona, Jr.
Michael Mona, Jr.
President, Secretary and Treasurer